UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2025 (November 8, 2024)

MOUNTAIN & CO. I ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41021	N/A
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (302) 273-0765

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	MCAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MCAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MCAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 8, 2024, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). An aggregate of 12,142,833 Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), which represented a quorum of the outstanding Ordinary Shares entitled to vote as of the record date of October 18, 2024 (the “Record Date”) were represented in person or by proxy at the Extraordinary General Meeting.

The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, which were approved:

Proposal No. 1 – the Extension Amendment Proposal – a proposal to amend (subject to the approval of Proposal No. 2 – the Trust Agreement Amendment Proposal), by way of special resolution, the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to change the date (the “Termination Date” by which the Company has to consummate a business combination (the “Articles Extension”) from November 9, 2024 (the “Third Extended Termination Date”) to May 9, 2025 (or such earlier date as determined by the Company’s board of directors or “Board”) (the “Fourth Extended Termination Date” and such proposal, the “Extension Amendment Proposal”). The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s shareholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,717,767	3,425,066	0	0

In connection with the Extraordinary General Meeting, the Company filed an amendment to its Articles (the “Articles Amendment”) with the Registrar of the Cayman Islands to effectuate the Extension Amendment Proposal. A copy of the Articles Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Proposal No. 2 – the Trust Agreement Amendment Proposal – a proposal to amend (subject to the approval of Proposal No. 1 – the Extension Amendment Proposal) the Company’s investment management trust agreement, dated as of November 4, 2021 (as amended by Amendment No. 1 dated February 6, 2023, Amendment No. 2 dated September 14, 2023, and Amendment No. 3 dated March 8, 2024, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Articles Extension (the “Trust Agreement Amendment” and such proposal, the “Trust Agreement Amendment Proposal”). The following is a tabulation of the votes with respect to the Trust Agreement Amendment Proposal, which was approved by the Company’s shareholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,717,767	3,425,066	0	0

In connection with the Extraordinary General Meeting, the Company entered into the Trust Agreement Amendment with the Trustee to effectuate the Trust Agreement Amendment Proposal. A copy of the Trust Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Proposal No. 3 – the Adjournment Proposal – a proposal to adjourn, by way of ordinary resolution, the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based, upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes cast by the holders of the Company’s Ordinary Shares in the capital of the Company represented (either in person or by proxy) in favor of the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal”). The Extraordinary General Meeting was adjourned in order to allow for additional time to solicit votes of the holders of the Company’s Ordinary Shares to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal from November 7, 2024 to November 8, 2024. The following is a tabulation of the votes with respect to the Adjournment Proposal, which was approved by the Company’s shareholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,067,674	2,950,159	125,000	0

In connection with the votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the holders of 7,907,175 Class A Ordinary Shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $11.78 per share, for an aggregate amount of approximately $93,147,425.21.

On November 8, 2024 and in connection with the Extraordinary General Meeting, the Company entered into a non-redemption agreement (the “Non-Redemption Agreement”) with Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”), and Meteora Select Trading Opportunities Master, LP (“MSTO,” and together with MSOF and MCP, “Meteora”). Pursuant to the Non-Redemption Agreement, Meteora agreed not to redeem (or to validly rescind any redemption requests with respect to) an aggregate of 450,000 Class A ordinary shares, par value $0.0001 per share, of the Company (the “Ordinary Shares”) in connection with the Extraordinary General Meeting. The Company agreed to pay Meteora $270,000 (the “Non-Redemption Cash”) for forbearing from exercising its redemption rights with respect to its Ordinary Shares in connection with the Extraordinary General Meeting. The Non-Redemption Agreement will help limit a decrease in the amount of funds that remains in the Company’s Trust Account following the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the Non-Redemption Agreement filed herewith as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association, dated November 22, 2024
10.1	Amendment No. 4 to the Investment Management Trust Agreement, dated November 8, 2024.
10.2	Non-Redemption Agreement, dated November 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOUNTAIN & CO. I ACQUISITION CORP.

	By:	/s/ Dr. Cornelius Boersch
Dr. Cornelius Boersch
Chief Executive Officer

Date: February 20, 2025

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